BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Supplement dated August 27, 2015 to Prospectus dated January 28, 2015

Effective August 27, 2015, Baron Opportunity Fund (the “Fund”) will be temporarily co-managed by Alex Umansky, portfolio manager of Baron Fifth Avenue Growth Fund and Baron Global Advantage Fund, and Neal Rosenberg and Ashim Mehra, senior research analysts on the Fund, while Michael Lippert, the Fund’s portfolio manager, recovers from a bicycle accident.

Effective August 27, 2015, the Prospectus of the Baron Funds® is modified as follows:

On page 25 of the Prospectus, the Portfolio Manager paragraph under Management is deleted in its entirety and replaced with the following: “Portfolio Manager. Michael Lippert has been the portfolio manager of the Fund since March 3, 2006. Mr. Lippert has worked at the Adviser as an analyst since December of 2001. Effective August 27, 2015, the Fund will be temporarily co-managed by Alex Umansky, portfolio manager of Baron Fifth Avenue Growth Fund and Baron Global Advantage Fund, and Neal Rosenberg and Ashim Mehra, research analysts on the Fund, while Mr. Lippert recovers from a bicycle accident. Mr. Umansky has worked at the Adviser as a portfolio manager since November of 2011. Mr. Rosenberg and Mr. Mehra have worked at the Adviser as research analysts since May of 2006 and July of 2011, respectively.”

On page 48 of the Prospectus, the sixth paragraph under “Management of the Funds” is deleted in its entirety and replaced with the following paragraphs:

“Michael Lippert has been the portfolio manager of Baron Opportunity Fund since March 3, 2006. Mr. Lippert has worked at the Adviser as an analyst since December of 2001. From April of 2001 to December of 2001, Mr. Lippert was a research analyst and general counsel for JLF Asset Management, and from 2000 to 2001, he was a partner at Baker & Botts.

Neal Rosenberg and Ashim Mehra have been temporary co-managers of Baron Opportunity Fund since August 27, 2015. Mr. Rosenberg joined the Adviser in 2006 as a research analyst. From 2004 to 2006, Mr. Rosenberg worked at JPMorgan Securities as an equity research analyst. From 2003 to 2004, Mr. Rosenberg worked at Merrill Lynch & Co. as an associate in the Mergers and Acquisitions group. Mr. Mehra joined the Adviser in 2011 as a research analyst. From 2004 to 2011, Mr. Mehra worked at Mazama Capital as a telecom, media and technology portfolio manager. From 2002 to 2004, Mr. Mehra worked at RBC as a senior equity research associate. From 1999 to 2002, he co-founded and worked at iExplore, an online travel company. From 1996 to 1999, Mr. Mehra worked at PWC as a senior strategy consultant.”

On page 48 of the Prospectus, the first sentence of the seventh paragraph under “Management of the Funds” is deleted in its entirety and replaced with the following: “Alex Umansky has been the portfolio manager of Baron Fifth Avenue Growth Fund since November 1, 2011 and a temporary co-manager of Baron Opportunity Fund since August 27, 2015.”

This information supplements the Prospectus dated January 28, 2015. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.